OTHER INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2017
OTHER INCOME (EXPENSES), NET
Schedule of other income (expense), net

	2017	2016	2015
Year ended 31 December	US$’000	US$’000	US$’000
Litigation settlements, net (1)	(748)	1,200	—
Insurance proceeds (2)	—	2,375	—
Escrow settlement from prior period property disposition (3)	1,000	—	—
Restructuring expenses (4)	(56)	(856)	—
Loss on foreign currency derivative	—	(390)	—
Write-off of unrecoverable cash call	—	—	(1,621)
Write-down of inventory to lower of cost or market	—	—	(319)
Other	261	(320)	(300)
Total other income, net	457	2,009	(2,240)
(1)

Litigation settlements, net recorded during the year ended 31 December 2017 includes the net impact of multiple favorable and unfavorable legal settlements, including an accrual for $1.0 million related to the Company’s 2013 sale of its non-operated North Dakota properties.  In August 2015, the Buyer filed a lawsuit against the Company seeking payment for costs not included by the Buyer in the final post-closing settlement.  In August 2017, a jury ruled in favor of the Buyer.  The Company is currently appealing the decision, but has established a liability for such damages.

During 2016, the Company was awarded a cash settlement of $1.2 million from litigation against a third party contractor for damages to a well that occurred in 2014. As part of the litigation settlement, the Company was also awarded $0.6 million for reimbursement of legal costs incurred (recorded to general and administrative expenses on the consolidated statement of profit or loss).

(2)	During 2016, the Company received insurance proceeds of $2.4 million related to a well control incident in 2014.
(3)

During 2017, the Company received a cash payout of $1.0 million from an escrow holding drilling commitment related funds related to properties sold by the Company in 2014. There had previously been uncertainty as to whether the drilling commitments would be met and to whom the funds would be paid to, and was therefore unrecognized in 2014.

(4)

In January 2016, the Company restructured its corporate organization and reduced its headcount by approximately 30% in order to reduce its cash operating costs in response to the lower oil price environment. Restructuring costs for the year ended 31 December 2016 included $0.4 million in employee severance costs and $0.5 million in office lease-related costs for certain office space that is expected to be no longer used as a result of office space consolidation. The office-lease-related costs represent the Company’s future obligations under the operating leases, net of anticipated sublease income. See also Note 23.